                                                                    Non-Officers

                     SEVERANCE PAY PROGRAM FOR EMPLOYEES OF
                DIME BANCORP, INC. AND PARTICIPATING SUBSIDIARIES


GENERAL

                  The Severance Pay Program (the "Program") is intended to compensate certain regular employees of Dime Bancorp, Inc. (the "Company"), The Dime Savings Bank of New York, FSB (the "Savings Bank") and other participating affiliates of the Company (individually and collectively, the "Bank"), whose termination of service is initiated by the Bank, so as to cushion the impact of such termination of service and provide reasonable assistance during their job search. This document describes the terms of the Program as it applies to non-officer employees, and constitutes a Summary Plan Description.

         NOTE REGARDING NORTH AMERICAN MORTGAGE COMPANY EMPLOYEES: Employees of North American Mortgage Company and its subsidiaries ("NAMC") are not covered by this Program (and, with respect to those employees, NAMC is not deemed part of the "Bank" and is not a participating employer under the Program), unless they were employed by the Savings Bank or Dime Mortgage, Inc. immediately prior to November 1, 1997, and became a NAMC employee on November 1, 1997.* To the extent any NAMC employee is covered by this Program, if such an employee receives severance or transition pay benefits under any other plan or program of NAMC (including but not limited to the Severance Pay Plan of North American Mortgage Company or the Senior Executive Severance Pay Plan of North American Mortgage Company), the benefits under this Program will be offset by any of such other benefits, in the manner determined by the Plan Administrator.

ELIGIBILITY

                  Except as provided below, Severance Pay will be paid to a non-officer employee of the Bank whose service is being terminated, at the initiation of the Bank, for one of the following reasons:

---------------------------

* In all instances, if an individual employed by NAMC was an employee of NAMC immediately prior to October 15, 1997, he or she will not be eligible for this Program. NAMC employees described above who are eligible for the Program will only be eligible until a severance from service following initial employment by NAMC. If they later return to service with NAMC, they will not be eligible for this Program with respect to any subsequent termination from service with NAMC. For purposes of the Program, an individual will be deemed solely an employee of, and employed by, the employer who is ultimately responsible for the payment of the individual's salary or wages, as determined by the Plan Administrator.

                                                                               2
                                                                    Non-Officers

         -        Reduction in the Bank's workforce
         -        Elimination of the employee's department or position
         - Department relocation to a location more than a reasonable commuting distance (as determined by the Plan Administrator) from the employee's home, consolidation of facilities or the closing of an office (other than the sale of a branch of the Bank)

                  Severance Pay will not, however, be paid to an employee whose service is being terminated for any of the following reasons:

         - Voluntary resignation by the employee (not initiated by the bank)
         -        Illness
         -        Excessive absenteeism/tardiness
         -        Death
         -        Failure to report to work
         -        Failure to return to work after a leave of absence
         -        Unsatisfactory job performance
         -        Refusal or unwillingness to perform work
         -        Misconduct
         -        Violation of Bank policies and procedures
         -        Insubordination
         -        Theft or suspected dishonesty
         -        Sale of a branch office of the Bank

In addition, Severance Pay will not be paid to any employee who, upon his or her termination of employment, is entitled to severance benefits under an individual agreement with the Bank (except to the extent that such individual agreement provides for benefits under this Program). Severance Pay also will not be paid to any employee who, in connection with an agreement between the Bank and another employer under which the other employer will perform work previously performed by the Bank, receives an offer of similar, ongoing employment from the other employer whereby the employee need not experience any material period of unemployment.


AMOUNT AND TIMING OF SEVERANCE PAY

                  The amount of Severance Pay is based on the eligible employee's regular weekly salary (before deduction for pre-tax contributions under the Dime Bancorp, Inc. Flexible Benefits Plan or the Retirement 401(k) Investment Plan of Dime Bancorp, Inc. or any other similar plan or program providing for pre-tax contributions), but exclusive of shift differential pay, overtime, bonuses, commissions, incentive payments, expense allowances, fringe benefits and any other contributions to any pension, insurance, welfare or other employee benefit plan. If an employee is on a disability leave when the Bank initiates the termination of service, Severance Pay, if any, will commence after the

                                                                               3
                                                                    Non-Officers

earlier of (i) the date the employee is able to return to work, as determined by a physician, or (ii) the end of the period of short term disability leave.

                  For an eligible salaried employee, Severance Pay is in the form of bi-weekly pay continuance for the following number of days or weeks, based on the number of complete years or months of Service as a salaried employee of the Bank completed by the eligible individual prior to the start of any Severance Pay:

         Period of Service                 Days/weeks of Severance Pay
         -----------------                 ---------------------------

         Less than 6 months                           4 days
         6 but less than 12 months                    9 days
           1 full year                                2 weeks
           2 full years                               4 weeks
           3 full years                               6 weeks
           4 full years                               8 weeks
           5 full years                              10 weeks
           6 full years                              12 weeks
           7 full years                              14 weeks
           8 full years                              16 weeks
           9 full years                              18 weeks
          10 full years                              20 weeks
          11 full years                              22 weeks
          12 full years                              24 weeks
          13 or more full years                      26 weeks (maximum)

For these purposes, years and months of Service mean full years or months of service as a salaried employee of the Bank. In the event of a break in the service of an employee, prior years or months of service will be counted in a later determination of the Period of Service as long as the length of the break in service is less than 5 years or otherwise does not exceed the length of the period of service before the break.

                  A different rule applies for hourly employees. For purposes of determining Severance Pay, an eligible hourly employee will be credited with 1 month of Service for each 2 full-month period worked as an hourly employee.** After the eligible hourly employee's Period of Service is thereby determined, the chart set forth above will be applied. The amount of pay continuation for an eligible

---------------------------

** Like the rule for salaried employees, if there is a break in the service of an hourly employee, prior years or months of service will be counted in a later determination of the Period of Service as long as the length of the break in service is less than 5 years or otherwise does not exceed the length of the period of service before the break.

                                                                               4
                                                                    Non-Officers

hourly employee, if any, will be based on the average actual hours worked (and the relevant hourly rate) for the previous 12 paid weeks, with continuation for 4 or 9 days using a daily rate based on 1/5 of the average weekly rate. If an employee was previously a salaried employee and has been an hourly employee for less than 12 weeks before any Severance Pay is payable, a maximum of 40 hours (at the later hourly rate) will be credited for each week while on salaried status, when determining the amount of the Severance Pay.

                  For salaried or hourly employees, if Severance Pay or transition pay was provided with respect to a previous termination of service (whether as contemplated herein or otherwise), a special rule applies if they return to service with the Bank, and have a later termination of service. If the subsequent termination of service occurs within 2 years of the end of the Severance or transition pay period, if any, that applied with respect to the first termination of service, any period of Severance Pay that might otherwise be provided will be shortened by the length of the earlier period of Severance or transition pay. If Severance Pay is payable with respect to the second termination of service, it will not, however, be for a length shorter than the days or weeks of Severance Pay that would, if awarded, apply based solely on the employee's status, and the Period of Service newly credited to the employee after the return to service.

                  No additional vacation pay shall accrue during the period of Severance Pay. Any pay in lieu of vacation for the year of separation from service shall be paid within 30 days of the start of the Severance Pay Period. Severance Pay will be subject to any applicable tax withholding.

                  If an individual who is receiving Severance Pay commences other employment with an employer unrelated to the Bank, then, at such time, unless the Bank determines otherwise, the individual shall receive the balance of his or her Severance Pay and any unused vacation pay in a single lump sum upon receipt of written notification of the start of such other employment by the Bank. If an individual who is receiving Severance Pay returns to active work with the Bank, the Severance pay will cease.

                  The period of service of any eligible employee who was an employee of KeyBank National Association immediately prior to the Bank's the acquisition of former KeyBank branches in Long Island, New York, in 1999 (a "Former KeyBank Employee") shall, solely for purposes of determining such individual's period of Service in computing the amount of Severance Pay that may be payable to the individual, include credit for all service with KeyBank and its predecessors or affiliates that would have been credited under the terms of this Program if such service had been service for the Bank. Notwithstanding anything in the Program to the contrary, in the event a Former KeyBank Employee terminates service with the Bank at any time during the first year after the Bank's acquisition of the former KeyBank branches, such employee shall be eligible to receive Severance Pay equal to the greater of (i) the amount of severance pay, if any, determined in accordance with the applicable terms of the Program (other than this sentence), provided such employee otherwise satisfies the requirements for eligibility for such severance pay under the terms of the Program, and

                                                                               5
                                                                    Non-Officers

(ii) the amount of severance pay, if any, that would have been payable in accordance with the applicable terms of the severance policy of KeyBank as disclosed in the Dime/KeyBank Purchase Agreement. The amount of Severance Pay, if any, payable with respect to a Former KeyBank Employee who becomes entitled to Severance Pay after the first anniversary of the Bank's acquisition of the former KeyBank branches shall be determined without regard to the preceding sentence and solely in accordance with the then applicable terms of the Program or other severance pay program, if any, maintained by the Bank.

ADDITIONAL SEVERANCE BENEFITS RELATED TO CHANGE IN CONTROL

                  If, prior to January 1, 2002, a Change in Control (as defined below) occurs, and subsequent to the Change in Control but prior to January 1, 2002, the employment of an employee who is otherwise eligible for severance benefits under this Program is involuntarily terminated by the Bank, such employee shall be entitled, in addition to the severance benefits described above, to an additional Change in Control Severance Benefit. The Change in Control Severance Benefit of an employee shall equal 25% of the total severance benefits that the employee is otherwise entitled to under this Program, and shall be paid in one lump sum within 30 days of the employee's termination of employment.

                  The Change in Control Severance Benefit will not be paid to any employee who, upon his or her termination of employment, is entitled to severance benefits under an individual agreement with the Bank. The Change in Control Severance Benefit also will not be paid to any employee who, in connection with an agreement between the Bank and another employer under which the other employer will perform work previously performed by the Bank, receives an offer of similar, ongoing employment from the other employer whereby the employee need not experience any material period of unemployment.

                  For purposes of determining whether an employee is entitled to a Change in Control Severance Benefit, a "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

         (I) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 35% or more of the combined voting power of the Company's then outstanding securities; or

         (II) the following individuals cease for any reason to constitute a majority of the number of directors then serving as directors of the
         Company: individuals who, on July 24, 1997, constitute the Board of Directors of the Company and any new director (other than a director whose initial assumption of office is in connection with the settlement of an actual or threatened election contest, including but not limited to a consent solicitation, relating to the

                                                                               6
                                                                    Non-Officers

         election of directors of the Company) whose appointment or election by the Board of Directors of the Company or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on July 24, 1997 or whose appointment, election or nomination for election was previously so approved or recommended; or

         (III) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or entity, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any Parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 65% of the combined voting power of the securities of the Company, such surviving entity or any Parent thereof outstanding immediately after such merger or consolidation or
         (ii) a merger or consolidation effected solely to implement a recapitalization of the Company or the Savings Bank (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company or the Savings Bank (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 35% or more of the combined voting power of the Company's or the Savings Bank's then outstanding securities;

         (IV) the stockholders of the Company or the Savings Bank approve a plan of complete liquidation or dissolution of the Company or the Savings Bank, respectively, or there is consummated a sale or disposition by the Company or any of its subsidiaries of any assets which individually or as part of a series of related transactions constitute all or substantially all of the Company's consolidated assets (provided that, for these purposes, a sale of all or substantially all of the voting securities of the Savings Bank or a Parent of the Savings Bank shall be deemed to constitute a sale of substantially all of the Company's consolidated assets), other than any such sale or disposition to an entity at least 65% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company immediately prior to such sale or disposition; or

         (V) the execution of a binding agreement that if consummated would result in a Change in Control of a type specified in clause (I) or
         (III) above (an "Acquisition Agreement") or of a binding agreement for the sale or disposition of assets that, if consummated, would result in a Change in Control of a type specified in clause (IV) above (an "Asset Sale Agreement") or the adoption by the Board of Directors of the Company or the Savings Bank of a plan of complete liquidation or dissolution of the Company or the Savings Bank that, if consummated, would result in a Change in Control of a type specified in clause (IV) (a "Plan

                                                                               7
                                                                    Non-Officers

         of Liquidation"), provided however, that a Change in Control of the type specified in this clause (V) shall not be deemed to exist or have occurred as a result of the execution of such Acquisition Agreement or Asset Sale Agreement, or the adoption of such a Plan of Liquidation, from and after the Abandonment Date if the employee's employment has not been terminated on or prior to the Abandonment Date. As used in this Section, the term "Abandonment Date" shall mean the date on which
         (A) an Acquisition Agreement, Asset Sale Agreement or Plan of Liquidation is terminated (pursuant to its terms or otherwise) without having been consummated, (B) the parties to an Acquisition Agreement or Asset Sale Agreement abandon the transactions contemplated thereby, (C) the Savings Bank or the Company abandons a Plan of Liquidation or (D) a court or regulatory body having competent jurisdiction enjoins or issues a cease and desist or stop order with respect to or otherwise prevents the consummation of, or a regulatory body notifies the Savings Bank or the Company that it will not approve, an Acquisition Agreement, Asset Sale Agreement or Plan of Liquidation or the transactions contemplated thereby and such injunction, order or notice has become final and not subject to appeal.

                  As used in connection with the foregoing definition of Change in Control, "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act; "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act; "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time; "Parent" shall mean any entity that becomes the Beneficial Owner of at least 80% of the voting power of the outstanding voting securities of the Company or of an entity that survives any merger or consolidation of the Company or any direct or indirect subsidiary of the Company; and "Person" shall have the meaning given in
Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, an underwriter temporarily holding securities pursuant to an offering of such securities, or a corporation or entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

OTHER INFORMATION

         PLAN NAME. The official name of the Program is the Severance Pay Program for Employees of Dime Bancorp, Inc. and Participating Subsidiaries.

         TYPE OF PLAN. The Program is a welfare benefit severance pay program.

         PLAN YEAR. The Program's financial records are maintained on a calendar year basis.

         PLAN NUMBER. The Program has been assigned the number: 510.

         PLAN SPONSOR. The Program is sponsored by Dime Bancorp, Inc. (Employer Identification Number: 11-3197414). The Dime Savings Bank of New York, FSB (Employer Identification Number: 11-0685740) is a participating employer under the Program. Their address is 589 Fifth Avenue, New York, New York 10017. A complete list of employers sponsoring the Program is available from the Plan Administrator, upon written request, and is available for examination at the office of the Plan Administrator.

         PLAN ADMINISTRATOR. The Program is administered by the Chief Human Resources Officer of The Dime Savings Bank of New York, FSB or such other employee or officer of the Bank as may be designated by the Benefits Committee of Dime Bancorp, Inc. The mailing address and telephone number of the Plan Administrator is:

                  Chief Human Resources Officer
                  The Dime Savings Bank of New York, FSB
                  589 Fifth Avenue
                  New York, New York 10017
                  (212) 326-6122

         SERVICE OF LEGAL PROCESS. Legal process may be served on the General Counsel of Dime Bancorp, Inc. at the above address. In addition, legal process may be served on the Plan Administrator.

         SOURCE OF PAYMENTS. Payments under the Program are made by each employer sponsoring the Program. Payments under the Program to an employee of the Bank are the responsibility of the last employer sponsoring the Program that employed that employee, provided that the Savings Bank shall be jointly and severally liable for amounts payable under the Program with respect to terminations of employment by the Company, or by other participating affiliates of the Company while such participating affiliates are subsidiaries of the Company or the Bank.

         EMPLOYMENT RIGHTS NOT IMPLIED. Participation or coverage under the Program does not give anyone the right to be retained in the employ of the Bank, nor does it guarantee anyone the right or claim to any benefit.

         INTERPRETATION AUTHORITY. Notwithstanding anything to the contrary contained herein, the Committee under the Umbrella Trust Agreement among Dime Bancorp, Inc., The Dime Savings Bank of New York, FSB and HSBC Bank USA as Trustee with respect to the Designated Arrangements of The Dime Savings Bank of New York, FSB and Related Entities (the "Umbrella Trust" and the "Umbrella Trust Committee") and the trustee of the Umbrella Trust (the "Trustee") shall have the authority to interpret, on behalf of the Bank, the provisions of this Program, to the extent that interpretive authority is provided to the Umbrella Trust Committee and/or the Trustee, as applicable, under the Umbrella Trust. The decisions of the Umbrella Trust Committee, the Trustee and their delegatee(s) shall govern the Bank's interpretation of this Program and any amendments thereto, notwithstanding any authority otherwise provided to another individual, group of individuals or entity herein, including, but not limited to, the authority to determine the eligibility for, amount, form and timing of payments hereunder.

         AMENDMENT OR TERMINATION OF THE PROGRAM. Except as provided below, the Company. reserves the right to amend, suspend or terminate the Program at any time through the action of its Board of Directors, the Compensation Committee of its Board of Directors, or of its Benefits Committee, or through action of any duly appointed delegatee of such Board of Directors, Compensation Committee or Benefits Committee. In addition, except as provided below, each participating employer reserves the right to amend, suspend or terminate the Program and its terms, to the extent they apply to such participating employer, at any time, through the action of its Board of Directors, Compensation Committee of its Board of Directors, or Benefits Committee or other duly authorized delegatee of its Board of Directors, Compensation Committee or Benefits Committee. Notwithstanding the foregoing, in the event of a Change in Control or an Irrevocable Election (as defined in the Umbrella Trust) occurring on or after May 18, 2000 and prior to January 1, 2002, the Program may not be amended prior to January 1, 2002 to reduce or eliminate any benefits that would be provided hereunder pursuant to the terms of the Program as amended effective May 18, 2000. Notwithstanding the foregoing, the provisions of the Program relating to periods after an Irrevocable Election shall no longer apply in the event the Irrevocable Election is revoked or canceled pursuant to the terms of the Umbrella Trust, and the provisions of the Program in effect prior to an Irrevocable Election shall again apply unless and to the extent that, prior to the revocation or cancellation of such Irrevocable Election, another Irrevocable Election or a Change in Control has occurred, with respect to which Plan provisions relating thereto will continue to separately apply. The terms "Change in Control" and "Irrevocable Election" shall have the same meaning as set forth in the Umbrella Trust.

         CLAIMS PROCEDURES. The Bank determines the right of any person to a benefit under the Program. However, failure to execute any forms required or to furnish information requested by the Plan Administrator within a reasonable period of time may result in delay or a loss of payments. In all events, eligibility for benefits under the Program is determined in the discretion of the Bank.

                  If you do not receive a benefit to which you believe you are entitled, you may file a written claim with the Plan Administrator. Your claim will be processed within 90 days (in special circumstances this period may be extended by written notice to you). If your claim is wholly or partially denied, you will receive a written explanation of the reason for the denial, and a request for whatever additional information that may be necessary to consider the claim further.

                  If you do not agree with the decision of the Plan Administrator, you or your authorized representative may review pertinent documents and appeal in writing to the Benefits Committee of Dime Bancorp, Inc. (which can be contacted through the office of the Plan

Administrator) within 60 days after you receive the decision. If, within the time frame specified above for claim processing, a notification of acceptance or denial has not been received, you may request a review as if your claim had been denied. The Benefits Committee will review the decision after receiving your appeal request, and will respond to you in writing within 60 days (unless special circumstances require a reasonable extension of the 60-day period) specifying the reason for its decision.

                  Except as provided above with respect to the interpretive authority of the Umbrella Trust Committee and the Trustee, the decision of the Bank, the Plan Administrator and the Benefits Committee, including any discretionary decision, shall be final, binding and conclusive as to any fact or interpretation relating to the Program. After a Change in Control described in any clauses (I)-(IV) of the definition of Change in Control above, or any Irrevocable Election (as defined in the Umbrella Trust), (i) claims for benefits hereunder by a Participant under the Umbrella Trust who was employed by the Company or the Savings Bank prior to such Change in Control or Irrevocable Election, may also be filed with the Trustee, and (ii) claims for benefits hereunder by a Participant under the Umbrella Trust who was employed by a participating affiliate of the Company prior to such Change in Control or Irrevocable Election, may also be filed with the Trustee if the claim relates to a termination of employment while such affiliate was a subsidiary of the Company or the Savings Bank.

         YOUR LEGAL RIGHTS. You have certain rights under the Program that are protected under the Employee Retirement Income Security Act of 1974 ("ERISA"). ERISA provides that you are entitled to:

         (1) Examine, without charge, at the office of the Plan Administrator and at other specified locations, all Program documents, and copies of all documents filed by the Program with the U.S. Department of Labor, such as detailed annual reports and plan descriptions.

         (2) Obtain copies of all Program documents and other Program information upon written request to the plan administrator. The administrator may make a reasonable charge for these copies.

         (3) Receive a summary of the Program's annual financial report. The plan administrator is required by law to furnish each eligible employee with a copy of this summary annual report.

                  In addition to creating rights for participants, ERISA imposes duties upon the individuals who are responsible for the operation of the Program. The individuals who operate the Program, called "fiduciaries" of the Program, have a duty to do so prudently and in the interest of you and other Program participants and beneficiaries. No one, including the Bank or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining your benefit or exercising your rights under ERISA.

                  If your claim for a benefit is denied in whole or in part, you must receive a written explanation of the reason for the denial. You have the right to have the plan review and reconsider your claim. Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request materials from the plan and do not receive them within 30 days, you may file suit in a federal court. In such a case, the court may require the administrator to provide the materials and pay you up to $100 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the administrator. If your claim for a benefit is denied or ignored, in whole or in part, you may file suit in a state or federal court.

                  If it should happen that plan fiduciaries misuse the Program's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous.

                  If you have any questions about the Program, you should contact the Plan Administrator. If you have questions about this statement or about your rights under ERISA, you should contact the nearest office of the Pension and Welfare Benefits Administration, U.S. Department of Labor, listed in your telephone directory or the Division of Technical Assistance and Inquiries, Pension and Welfare Benefits Administration, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, D.C. 20210.

                                                             Officers with Title
                                                         Vice President or Lower

                     SEVERANCE PAY PROGRAM FOR EMPLOYEES OF
                DIME BANCORP, INC. AND PARTICIPATING SUBSIDIARIES


GENERAL

                  The Severance Pay Program (the "Program") is intended to compensate certain regular employees of Dime Bancorp, Inc., (the "Company") The Dime Savings Bank of New York, FSB (the "Savings Bank") and other participating affiliates of the Company (individually and collectively, the "Bank"), whose termination of service is initiated by the Bank, so as to cushion the impact of such termination of service and provide reasonable assistance during their job search. This document describes the terms of the Program as it applies to officers with the title of Vice President or lower, and constitutes a Summary Plan Description.

         NOTE REGARDING NORTH AMERICAN MORTGAGE COMPANY EMPLOYEES: Employees of North American Mortgage Company and its subsidiaries ("NAMC") are not covered by this Program (and, with respect to those employees, NAMC is not deemed part of the "Bank" and is not a participating employer under the Program), unless they were employed by the Savings Bank or Dime Mortgage, Inc. immediately prior to November 1, 1997, and became a NAMC employee on November 1, 1997.* To the extent any NAMC employee is covered by this Program, if such an employee receives severance or transition pay benefits under any other plan or program of NAMC (including but not limited to the Severance Pay Plan of North American Mortgage Company or the Senior Executive Severance Pay Plan of North American Mortgage Company), the benefits under this Program will be offset by any of such other benefits, in the manner determined by the Plan Administrator.

---------------------------

* In all instances, if an individual was an employee of NAMC immediately prior to October 15, 1997, he or she will not be eligible for this Program. NAMC employees described above who are eligible for the Program will only be eligible until a severance from service following initial employment by NAMC. If they later return to service with NAMC, they will not be eligible for this Program with respect to any subsequent termination from service with NAMC. For purposes of the Program, an individual will be deemed solely an employee of, and employed by, the employer who is ultimately responsible for the payment of the individual's salary or wages, as determined by the Plan Administrator.

                                                                               2
                                                             Officers with Title
                                                         Vice President or Lower


ELIGIBILITY

                  Except as provided below, Severance Pay will be paid to an officer of the Bank in a salary grade between 7 and 21 whose service is being terminated, at the initiation of the Bank, for one of the following reasons:

         -        Reduction in the Bank's workforce
         -        Elimination of the employee's department or position
         - Department relocation to a location more than a reasonable commuting distance (as determined by the Plan Administrator) from the employee's home, consolidation of facilities or the closing of an office (other than the sale of a branch of the Bank)

                  Severance Pay will not, however, be paid to an employee whose service is being terminated for any of the following reasons:

         - Voluntary resignation by the employee (not initiated by the bank)
         -        Illness
         -        Excessive absenteeism/tardiness
         -        Death
         -        Failure to report to work
         -        Failure to return to work after a leave of absence
         -        Unsatisfactory job performance
         -        Refusal or unwillingness to perform work
         -        Misconduct
         -        Violation of Bank policies and procedures
         -        Insubordination
         -        Theft or suspected dishonesty
         -        Sale of a branch office of the Bank

In addition, Severance Pay will not be paid to any employee who, upon his or her termination of employment, is entitled to severance benefits under an individual agreement with the Bank (except to the extent that such individual agreement provides for benefits under this Program). Severance Pay also will not be paid to any employee who, in connection with an agreement between the Bank and another employer under which the other employer will perform work previously performed by the Bank, receives an offer of similar, ongoing employment from the other employer whereby the employee need not experience any material period of unemployment.

AMOUNT AND TIMING OF SEVERANCE PAY

                                                                               3
                                                             Officers with Title
                                                         Vice President or Lower

                  The amount of Severance Pay is based on the eligible employee's regular weekly salary (before deduction for pre-tax contributions under the Dime Bancorp, Inc. Flexible Benefits Plan or the Retirement 401(k) Investment Plan of Dime Bancorp, Inc. or any other similar plan or program providing for pre-tax contributions), but exclusive of shift differential pay, overtime, bonuses, commissions, incentive payments, expense allowances, fringe benefits and any other contributions to any pension, insurance, welfare or other employee benefit plan.

                  For an eligible salaried employee, Severance Pay is in the form of bi-weekly pay continuance for the following number of days or weeks, based on the number of complete years or months of Service as a salaried employee of the Bank completed by the eligible individual prior to the start of any Severance Pay:

         Period of Service                 Days/Weeks of Severance Pay
         -----------------                 ---------------------------

         Less than 6 months                            7 days
         6 but less than 12 months                    14 days
           1 full year                                 4 weeks
           2 full years                                6 weeks
           3 full years                                9 weeks
           4 full years                               12 weeks
           5 full years                               15 weeks
           6 full years                               18 weeks
           7 full years                               21 weeks
           8 full years                               24 weeks
           9 full years                               27 weeks
          10 full years                               30 weeks
          11 full years                               33 weeks
          12 full years                               36 weeks
          13 or more full years                       39 weeks (maximum)

For these purposes, years and months of Service mean full years or months of service as a salaried employee of the Bank. In the event of a break in the service of an employee, prior years or months of service will be counted in a later determination of the Period of Service as long as the length of the break in service is less than 5 years or otherwise does not exceed the length of the period of service before the break.

                  A different rule applies for hourly employees. For purposes of determining Severance Pay, an eligible hourly employee will be credited with 1 month of Service for each 2 full-month period

                                                                               4
                                                             Officers with Title
                                                         Vice President or Lower

worked as an hourly employee.* After the eligible hourly employee's Period of Service is thereby determined, the chart set forth above will, then be applied. The amount of pay continuation for an eligible hourly employee, if any, will be based on the average actual hours worked (and the relevant hourly rate) for the previous 12 paid weeks, with continuation for 7 or 14 days using a daily rate based on 1/5 of the average weekly rate. If an employee was previously a salaried employee and has been an hourly employee for less than 12 weeks before any Severance Pay is payable, a maximum of 40 hours (at the later hourly rate) will be credited for each week while on salaried status, when determining the amount of the Severance Pay.

                  For salaried or hourly employees, if Severance Pay or transition pay was provided with respect to a previous termination of service (whether as contemplated herein or otherwise), a special rule applies if they return to service with the Bank, and have a later termination of service. If the subsequent termination of service occurs within 2 years of the end of the Severance or transition pay period, if any, that applied with respect to the first termination of service, any period of Severance Pay that might otherwise be provided will be shortened by the length of the earlier period of Severance or transition pay. If Severance Pay is payable with respect to the second termination of service, it will not, however, be for a length shorter than the days or weeks of Severance Pay that would, if awarded, apply based solely on the employee's status, and the Period of Service newly credited to the employee after the return to service.

                  No additional vacation pay shall accrue during the period of Severance Pay. Any pay in lieu of vacation for the year of separation from service shall be paid within 30 days of the start of the Severance Pay period. Severance Pay will be subject to any applicable tax withholding.

                  If an individual who is receiving Severance Pay commences other employment with an employer unrelated to the Bank, then, at such time, unless the Bank determines otherwise, the individual shall receive the balance of his or her Severance Pay and any unused vacation pay in a single lump sum upon receipt of written notification of the start of such other employment by the Bank. If an individual who is receiving Severance Pay returns to active work with the Bank, the Severance pay will cease.

                  The period of service of any eligible employee who was an employee of KeyBank National Association immediately prior to the Bank's the acquisition of former KeyBank branches in Long Island, New York, in 1999 (a "Former KeyBank Employee") shall, solely for purposes of determining such individual's period of Service in computing the amount of Severance Pay that may

---------------------------

* Like the rule for salaried employees, if there is a break in the service of an hourly employee, prior years or months of service will be counted in a later determination of the Period of Service as long as the length of the break in service is less than 5 years or otherwise does not exceed the length of the period of service before the break.

                                                                               5
                                                             Officers with Title
                                                         Vice President or Lower

be payable to the individual, include credit for all service with KeyBank and its predecessors or affiliates that would have been credited under the terms of this Program if such service had been service for the Bank. Notwithstanding anything in the Program to the contrary, in the event a Former KeyBank Employee terminates service with the Bank at any time during the first year after the Bank's acquisition of the former KeyBank branches, such employee shall be eligible to receive Severance Pay equal to the greater of (i) the amount of severance pay, if any, determined in accordance with the applicable terms of the Program (other than this sentence), provided such employee otherwise satisfies the requirements for eligibility for such severance pay under the terms of the Program, and (ii) the amount of severance pay, if any, that would have been payable in accordance with the applicable terms of the severance policy of KeyBank as disclosed in the Dime/KeyBank Purchase Agreement. The amount of Severance Pay, if any, payable with respect to a Former KeyBank Employee who becomes entitled to Severance Pay after the first anniversary of the Bank's acquisition of the former KeyBank branches shall be determined without regard to the preceding sentence and solely in accordance with the then applicable terms of the Program or other severance pay program, if any, maintained by the Bank.

ADDITIONAL SEVERANCE BENEFITS RELATED TO CHANGE IN CONTROL

                  If, prior to January 1, 2002, a Change in Control (as defined below) occurs, and subsequent to the Change in Control but prior to January 1, 2002, the employment of an employee who is otherwise eligible for severance benefits under this Program is involuntarily terminated by the Bank, such employee shall be entitled, in addition to the severance benefits described above, to an additional Change in Control Severance Benefit. The Change in Control Severance Benefit of an employee shall equal 25% of the total severance benefits that the employee is otherwise entitled to under this Program, and shall be paid in one lump sum within 30 days of the employee's termination of employment.

                  The Change in Control Severance Benefit will not be paid to any employee who, upon his or her termination of employment, is entitled to severance benefits under an individual agreement with the Bank. The Change in Control Severance Benefit also will not be paid to any employee who, in connection with an agreement between the Bank and another employer under which the other employer will perform work previously performed by the Bank, receives an offer of similar, ongoing employment from the other employer whereby the employee need not experience any material period of unemployment.

                  For purposes of determining whether an employee is entitled to a Change in Control Severance Benefit, a "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                                                                               6
                                                             Officers with Title
                                                         Vice President or Lower

         (I) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 35% or more of the combined voting power of the Company's then outstanding securities; or

         (II) the following individuals cease for any reason to constitute a majority of the number of directors then serving as directors of the
         Company: individuals who, on July 24, 1997, constitute the Board of Directors of the Company and any new director (other than a director whose initial assumption of office is in connection with the settlement of an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors of the Company or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on July 24, 1997 or whose appointment, election or nomination for election was previously so approved or recommended; or

         (III) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or entity, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any Parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 65% of the combined voting power of the securities of the Company, such surviving entity or any Parent thereof outstanding immediately after such merger or consolidation or
         (ii) a merger or consolidation effected solely to implement a recapitalization of the Company or the Savings Bank (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company or the Savings Bank (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 35% or more of the combined voting power of the Company's or the Savings Bank's then outstanding securities;

         (IV) the stockholders of the Company or the Savings Bank approve a plan of complete liquidation or dissolution of the Company or the Savings Bank, respectively, or there is consummated a sale or disposition by the Company or any of its subsidiaries of any assets which individually or as part of a series of related transactions constitute all or substantially all of the Company's consolidated assets (provided that, for these purposes, a sale of all or substantially all of the voting securities of the Savings Bank or a Parent of the Savings Bank shall be deemed to constitute a sale of substantially all of the Company's consolidated assets), other than any such sale or disposition to an entity at least 65% of the combined voting power

                                                                               7
                                                             Officers with Title
                                                         Vice President or Lower

         of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company immediately prior to such sale or disposition; or

         (V) the execution of a binding agreement that if consummated would result in a Change in Control of a type specified in clause (I) or
         (III) above (an "Acquisition Agreement") or of a binding agreement for the sale or disposition of assets that, if consummated, would result in a Change in Control of a type specified in clause (IV) above (an "Asset Sale Agreement") or the adoption by the Board of Directors of the Company or the Savings Bank of a plan of complete liquidation or dissolution of the Company or the Savings Bank that, if consummated, would result in a Change in Control of a type specified in clause (IV) (a "Plan of Liquidation"), provided however, that a Change in Control of the type specified in this clause (V) shall not be deemed to exist or have occurred as a result of the execution of such Acquisition Agreement or Asset Sale Agreement, or the adoption of such a Plan of Liquidation, from and after the Abandonment Date if the employee's employment has not been terminated on or prior to the Abandonment Date. As used in this Section, the term "Abandonment Date" shall mean the date on which (A) an Acquisition Agreement, Asset Sale Agreement or Plan of Liquidation is terminated (pursuant to its terms or otherwise) without having been consummated, (B) the parties to an Acquisition Agreement or Asset Sale Agreement abandon the transactions contemplated thereby, (C) the Savings Bank or the Company abandons a Plan of Liquidation or (D) a court or regulatory body having competent jurisdiction enjoins or issues a cease and desist or stop order with respect to or otherwise prevents the consummation of, or a regulatory body notifies the Savings Bank or the Company that it will not approve, an Acquisition Agreement, Asset Sale Agreement or Plan of Liquidation or the transactions contemplated thereby and such injunction, order or notice has become final and not subject to appeal.

                  As used in connection with the foregoing definition of Change in Control, "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act; "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act; "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time; "Parent" shall mean any entity that becomes the Beneficial Owner of at least 80% of the voting power of the outstanding voting securities of the Company or of an entity that survives any merger or consolidation of the Company or any direct or indirect subsidiary of the Company; and "Person" shall have the meaning given in
Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, an underwriter temporarily holding securities pursuant to an offering of such securities, or a corporation or entity owned, directly or indirectly, by the

                                                                               8
                                                             Officers with Title
                                                         Vice President or Lower

stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

OTHER INFORMATION

         PLAN NAME. The official name of the Program is the Severance Pay Program for Employees of Dime Bancorp, Inc. and Participating Subsidiaries.

         TYPE OF PLAN. The Program is a welfare benefit severance pay program.

         PLAN YEAR. The Program's financial records are maintained on a calendar year basis.

         PLAN NUMBER. The Program has been assigned the number: 510.

         PLAN SPONSOR. The Program is sponsored by Dime Bancorp, Inc. (Employer Identification Number: 11-3197414). The Dime Savings Bank of New York, FSB (Employer Identification Number: 11-0685740) is a participating employer under the Program. Their address is 589 Fifth Avenue, New York, New York 10017. A complete list of employers sponsoring the Program is available from the Plan Administrator, upon written request, and is available for examination at the office of the Plan Administrator.

         PLAN ADMINISTRATOR. The Program is administered by the Chief Human Resources Officer of The Dime Savings Bank of New York, FSB or such other employee or officer of the Bank as may be designated by the Benefits Committee of Dime Bancorp, Inc. The mailing address and telephone number of the Plan Administrator is:

                  Chief Human Resources Officer
                  The Dime Savings Bank of New York, FSB
                  589 Fifth Avenue
                  New York, New York 10017
                  (212) 326-6122

         SERVICE OF LEGAL PROCESS. Legal process may be served on the General Counsel of Dime Bancorp, Inc. at the above address. In addition, legal process may be served on the Plan Administrator.

         SOURCE OF PAYMENTS. Payments under the Program are made by each employer sponsoring the Program. Payments under the Program to an employee of the Bank are the responsibility of the last employer sponsoring the Program that employed that employee, provided that the Savings Bank shall be jointly and severally liable for amounts payable under the Program with respect to

                                                                               9
                                                             Officers with Title
                                                         Vice President or Lower

terminations of employment by the Company, or by other participating affiliates of the Company while such participating affiliates are subsidiaries of the Company or the Bank.

         EMPLOYMENT RIGHTS NOT IMPLIED. Participation or coverage under the Program does not give anyone the right to be retained in the employ of the Bank, nor does it guarantee anyone the right or claim to any benefit.

         INTERPRETATION AUTHORITY. Notwithstanding anything to the contrary contained herein, the Committee under the Umbrella Trust Agreement among Dime Bancorp, Inc., The Dime Savings Bank of New York, FSB and HSBC Bank USA as Trustee with respect to the Designated Arrangements of The Dime Savings Bank of New York, FSB and Related Entities (the "Umbrella Trust" and the "Umbrella Trust Committee") and the trustee of the Umbrella Trust (the "Trustee") shall have the authority to interpret, on behalf of the Bank, to the extent that interpretive authority is provided to the Umbrella Trust Committee and/or the Trustee, as applicable, under the Umbrella Trust. The decisions of the Umbrella Trust Committee, the Trustee and their delegatee(s) shall govern the Bank's interpretation of this Program and any amendments thereto, notwithstanding any authority otherwise provided to another individual, group of individuals or entity herein, including, but not limited to, the authority to determine the eligibility for, amount, form and timing of payments hereunder.

         AMENDMENT OR TERMINATION OF THE PROGRAM. Except as provided below, the Company. reserves the right to amend, suspend or terminate the Program at any time through the action of its Board of Directors, the Compensation Committee of its Board of Directors, or of its Benefits Committee, or through action of any duly appointed delegatee of such Board of Directors, Compensation Committee or Benefits Committee. In addition, except as provided below, each participating employer reserves the right to amend, suspend or terminate the Program and its terms, to the extent they apply to such participating employer, at any time, through the action of its Board of Directors, Compensation Committee of its Board of Directors, or Benefits Committee or other duly authorized delegatee of its Board of Directors, Compensation Committee or Benefits Committee. Notwithstanding the foregoing, in the event of a Change in Control or an Irrevocable Election (as defined in the Umbrella Trust) occurring on or after May 18, 2000 and prior to January 1, 2002, the Program may not be amended prior to January 1, 2002 to reduce or eliminate any benefits that would be provided hereunder pursuant to the terms of the Program as amended effective May 18, 2000. Notwithstanding the foregoing, the provisions of the Program relating to periods after an Irrevocable Election shall no longer apply in the event the Irrevocable Election is revoked or canceled pursuant to the terms of the Umbrella Trust, and the provisions of the Program in effect prior to an Irrevocable Election shall again apply unless and to the extent that, prior to the revocation or cancellation of such Irrevocable Election, another Irrevocable Election or a Change in Control has occurred, with respect to which Plan provisions relating thereto will continue to separately apply. The terms "Change in Control" and "Irrevocable Election" shall have the same meaning as set forth in the Umbrella Trust.

                                                                              10
                                                             Officers with Title
                                                         Vice President or Lower

         CLAIMS PROCEDURES. The Bank determines the right of any person to a benefit under the Program. However, failure to execute any forms required or to furnish information requested by the Plan Administrator within a reasonable period of time may result in delay or a loss of payments. In all events, eligibility for benefits under the Program is determined in the discretion of the Bank.

                  If you do not receive a benefit to which you believe you are entitled, you may file a written claim with the Plan Administrator. Your claim will be processed within 90 days (in special circumstances this period may be extended by written notice to you). If your claim is wholly or partially denied, you will receive a written explanation of the reason for the denial, and a request for whatever additional information that may be necessary to consider the claim further.

                  If you do not agree with the decision of the Plan Administrator, you or your authorized representative may review pertinent documents and appeal in writing to the Benefits Committee of Dime Bancorp, Inc. (which can be contacted through the office of the Plan Administrator) within 60 days after you receive the decision. If, within the time frame specified above for claim processing, a notification of acceptance or denial has not been received, you may request a review as if your claim had been denied. The Benefits Committee will review the decision after receiving your appeal request, and will respond to you in writing within 60 days (unless special circumstances require a reasonable extension of the 60-day period) specifying the reason for its decision.

                  Except as provided above with respect to the interpretive authority of the Umbrella Trust Committee and the Trustee, the decision of the Bank, the Plan Administrator and the Benefits Committee, including any discretionary decision, shall be final, binding and conclusive as to any fact or interpretation relating to the Program. After a Change in Control described in any clauses (I)-(IV) of the definition of Change in Control above, or any Irrevocable Election (as defined in the Umbrella Trust) (i) claims for benefits hereunder by a Participant under the Umbrella Trust who was employed by the Company or the Savings Bank prior to such Change in Control or Irrevocable Election, may also be filed with the Trustee, and (ii) claims for benefits hereunder by a Participant under the Umbrella Trust who was employed by a participating affiliate of the Company prior to such Change in Control or Irrevocable Election, may also be filed with the Trustee if the claim relates to a termination of employment while such affiliate was a subsidiary of the Company or the Savings Bank.

         YOUR LEGAL RIGHTS. You have certain rights under the Program that are protected under the Employee Retirement Income Security Act of 1974 ("ERISA"). ERISA provides that you are entitled to:

         (1) Examine, without charge, at the office of the Plan Administrator and at other specified locations, all Program documents, and copies of all documents filed by the Program

                                                                              11
                                                             Officers with Title
                                                         Vice President or Lower

                  with the U.S. Department of Labor, such as detailed annual reports and plan descriptions.

         (2) Obtain copies of all Program documents and other Program information upon written request to the plan administrator. The administrator may make a reasonable charge for these copies.

         (3) Receive a summary of the Program's annual financial report. The plan administrator is required by law to furnish each eligible employee with a copy of this summary annual report.

                  In addition to creating rights for participants, ERISA imposes duties upon the individuals who are responsible for the operation of the Program. The individuals who operate the Program, called "fiduciaries" of the Program, have a duty to do so prudently and in the interest of you and other Program participants and beneficiaries. No one, including the Bank or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining your benefit or exercising your rights under ERISA.

                  If your claim for a benefit is denied in whole or in part, you must receive a written explanation of the reason for the denial. You have the right to have the plan review and reconsider your claim. Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request materials from the plan and do not receive them within 30 days, you may file suit in a federal court. In such a case, the court may require the administrator to provide the materials and pay you up to $100 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the administrator. If your claim for a benefit is denied or ignored, in whole or in part, you may file suit in a state or federal court.

                  If it should happen that plan fiduciaries misuse the Program's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous.

                  If you have any questions about the Program, you should contact the Plan Administrator. If you have questions about this statement or about your rights under ERISA, you should contact the nearest office of the Pension and Welfare Benefits Administration, U.S. Department of Labor, listed in your telephone directory or the Division of Technical Assistance and Inquiries, Pension and Welfare Benefits Administration, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, D.C. 20210.

                                                          Senior Vice Presidents
                                                           Salary Grades 22 - 25

                     SEVERANCE PAY PROGRAM FOR EMPLOYEES OF
                DIME BANCORP, INC. AND PARTICIPATING SUBSIDIARIES


GENERAL

                  The Severance Pay Program (the "Program") is intended to compensate certain regular employees of Dime Bancorp, Inc. (the "Company"), The Dime Savings Bank of New York, FSB (the "Savings Bank") and other participating affiliates of the Company (individually and collectively, the "Bank"), whose termination of service is initiated by the Bank, so as to cushion the impact of such termination of service and provide reasonable assistance during their job search. This document describes the terms of the Program as it applies to Senior Vice Presidents in salary grades 22 - 25, and constitutes a Summary Plan Description.

         NOTE REGARDING NORTH AMERICAN MORTGAGE COMPANY EMPLOYEES: Employees of North American Mortgage Company and its subsidiaries ("NAMC") are not covered by this Program (and, with respect to those employees, NAMC is not deemed part of the "Bank" and is not a participating employer under the Program), unless they were employed by the Savings Bank or Dime Mortgage, Inc. immediately prior to November 1, 1997, and became a NAMC employee on November 1, 1997.* To the extent any NAMC employee is covered by this Program, if such an employee receives severance or transition pay benefits under any other plan or program of NAMC (including but not limited to the Severance Pay Plan of North American Mortgage Company or the Senior Executive Severance Pay Plan of North American Mortgage Company), the benefits under this Program will be offset by any of such other benefits, in the manner determined by the Plan Administrator.

---------------------------

* In all instances, if an individual employed by NAMC was an employee of NAMC immediately prior to October 15, 1997, he or she will not be eligible for this Program. NAMC employees described above who are eligible for the Program will only be eligible until a severance from service following initial employment by NAMC. If they later return to service with NAMC, they will not be eligible for this Program with respect to any subsequent termination from service with NAMC. For purposes of the Program, an individual will be deemed solely an employee of, and employed by, the employer who is ultimately responsible for the payment of the individual's salary or wages, as determined by the Plan Administrator.

                                                                               2
                                                          Senior Vice Presidents
                                                           Salary Grades 22 - 25

ELIGIBILITY

                  Except as provided below, Severance Pay will be paid to an officer of the Bank in a salary grade between 22 and 25 whose service is being terminated, at the initiation of the Bank, for one of the following reasons:

         -        Reduction in the Bank's workforce
         -        Elimination of the employee's department or position
         - Department relocation to a location more than a reasonable commuting distance (as determined by the Plan Administrator) from the employee's home, consolidation of facilities or the closing of an office (other than the sale of a branch of the Bank)

                  Severance Pay will not, however, be paid to an employee whose service is being terminated for any of the following reasons:

         - Voluntary resignation by the employee (not initiated by the bank)
         -        Illness
         -        Excessive absenteeism/tardiness
         -        Death
         -        Failure to report to work
         -        Failure to return to work after a leave of absence
         -        Unsatisfactory job performance
         -        Refusal or unwillingness to perform work
         -        Misconduct
         -        Violation of Bank policies and procedures
         -        Insubordination
         -        Theft or suspected dishonesty
         -        Sale of a branch office of the Bank

In addition, Severance Pay will not be paid to any employee who, upon his or her termination of employment, is entitled to severance benefits under an individual agreement with the Bank (except to the extent that such individual agreement provides for benefits under this Program). Severance Pay also will not be paid to any employee who, in connection with an agreement between the Bank and another employer under which the other employer will perform work previously performed by the Bank, receives an offer of similar, ongoing employment from the other employer whereby the employee need not experience any material period of unemployment.

AMOUNT AND TIMING OF SEVERANCE PAY

                                                                               3
                                                          Senior Vice Presidents
                                                           Salary Grades 22 - 25

                  The amount of Severance Pay is based on the eligible employee's regular weekly salary (before deduction for pre-tax contributions under the Dime Bancorp, Inc. Flexible Benefits Plan or the Retirement 401(k) Investment Plan of Dime Bancorp, Inc. or any other similar plan or program providing for pre-tax contributions), but exclusive of shift differential pay, overtime, bonuses, commissions, incentive payments, expense allowances, fringe benefits and any other contributions to any pension, insurance, welfare or other employee benefit plan. If an employee is on a disability leave when the Bank initiates the termination of service, Severance Pay, if any, will normally commence after the earlier of (i) the date the employee is able to return to work, as determined by a physician, or (ii) the end of the period of short term disability leave.

                  For an eligible salaried employee, Severance Pay is in the form of bi-weekly pay continuance for the following number of days or weeks, based on the number of complete years or months of Service as a salaried employee of the Bank completed by the eligible individual prior to the start of any Severance Pay:

         Period of Service                  Days/Weeks of Severance Pay
         -----------------                  ---------------------------

         Less than 6 months                            7 days
         6 but less than 12 months                    14 days
           1 full year                                10 weeks
           2 full years                               12 weeks
           3 full years                               16 weeks
           4 full years                               20 weeks
           5 full years                               24 weeks
           6 full years                               26 weeks
           7 full years                               28 weeks
           8 full years                               32 weeks
           9 full years                               36 weeks
          10 full years                               40 weeks
          11 full years                               44 weeks
          12 full years                               48 weeks
          13 or more full years                       52 weeks (maximum)

For these purposes, years and months of Service mean full years or months of service as a salaried employee of the Bank. In the event of a break in the service of an employee, prior years or months of service will be counted in a later determination of the period of Service as long as the length of the break in service is less than 5 years or otherwise does not exceed the length of the period of salaried service before the break.

                                                                               4
                                                          Senior Vice Presidents
                                                           Salary Grades 22 - 25

                  A different rule applies for hourly employees. For purposes of determining Severance Pay, an eligible hourly employee will be credited with 1 month of Service for each 2 full-month period worked as an hourly employee.* After the eligible hourly employee's Period of Service is thereby determined, the chart set forth above will then be applied. The amount of pay continuation for an eligible hourly employee, if any, will be based on the average actual hours worked (and the relevant hourly rate) for the previous 12 paid weeks, with continuation for 7 or 14 days using a daily rate based on 1/5 of the average weekly rate. If an employee was previously a salaried employee and has been an hourly employee for less than 12 weeks before any Severance Pay is payable, a maximum of 40 hours (at the later hourly rate) will be credited for each week while on salaried status, when determining the amount of the Severance Pay.

                  For salaried or hourly employees, if Severance Pay or transition pay was provided with respect to a previous termination of service (whether as contemplated herein or otherwise), a special rule applies if they return to service with the Bank, and have a later termination of service. If the subsequent termination of service occurs within 2 years of the end of the Severance or transition pay period, if any, that applied with respect to the first termination of service, any period of Severance Pay that might otherwise be provided will be shortened by the length of the earlier period of Severance or transition pay. If Severance Pay is payable with respect to the second termination of service, it will not, however, be for a length shorter than the days or weeks of Severance Pay that would, if awarded, apply based solely on the employee's status, and the Period of Service newly credited to the employee after the return to service.

                  No additional vacation pay shall accrue during the period of Severance Pay. Any pay in lieu of vacation for the year of separation from service shall be paid within 30 days of the start of the Severance Pay period. Severance Pay will be subject to any applicable tax withholding.

                  If an individual who is receiving Severance Pay commences other employment with an employer unrelated to the Bank, then, at such time, unless the Bank determines otherwise, the individual shall receive the balance of his or her Severance Pay and any unused vacation pay in a single lump sum upon receipt of written notification of the start of such other employment by the Bank. If an individual who is receiving Severance Pay returns to active work with the Bank, the Severance pay will cease.

                  The period of service of any eligible employee who was an employee of KeyBank National Association immediately prior to the Bank's the acquisition of former KeyBank branches in

---------------------------

* Like the rule for salaried employees, if there is a break in the service of an hourly employee, prior years or months of service will be counted in a later determination of the Period of Service as long as the length of the break in service is less than 5 years or otherwise does not exceed the length of the period of service before the break.

                                                                               5
                                                          Senior Vice Presidents
                                                           Salary Grades 22 - 25

Long Island, New York, in 1999 (a "Former KeyBank Employee") shall, solely for purposes of determining such individual's period of Service in computing the amount of Severance Pay that may be payable to the individual, include credit for all service with KeyBank and its predecessors or affiliates that would have been credited under the terms of this Program if such service had been service for the Bank. Notwithstanding anything in the Program to the contrary, in the event a Former KeyBank Employee terminates service with the Bank at any time during the first year after the Bank's acquisition of the former KeyBank branches, such employee shall be eligible to receive Severance Pay equal to the greater of (i) the amount of severance pay, if any, determined in accordance with the applicable terms of the Program (other than this sentence), provided such employee otherwise satisfies the requirements for eligibility for such severance pay under the terms of the Program, and (ii) the amount of severance pay, if any, that would have been payable in accordance with the applicable terms of the severance policy of KeyBank as disclosed in the Dime/KeyBank Purchase Agreement. The amount of Severance Pay, if any, payable with respect to a Former KeyBank Employee who becomes entitled to Severance Pay after the first anniversary of the Bank's acquisition of the former KeyBank branches shall be determined without regard to the preceding sentence and solely in accordance with the then applicable terms of the Program or other severance pay program, if any, maintained by the Bank.

ADDITIONAL SEVERANCE BENEFITS RELATED TO CHANGE IN CONTROL

                  If, prior to January 1, 2002, a Change in Control (as defined below) occurs, and subsequent to the Change in Control but prior to January 1, 2002, the employment of an employee who is otherwise eligible for severance benefits under this Program is involuntarily terminated by the Bank, such employee shall be entitled, in addition to the severance benefits described above, to an additional Change in Control Severance Benefit. The Change in Control Severance Benefit of an employee shall equal 25% of the total severance benefits that the employee is otherwise entitled to under this Program, and shall be paid in one lump sum within 30 days of the employee's termination of employment.

                  The Change in Control Severance Benefit will not be paid to any employee who, upon his or her termination of employment, is entitled to severance benefits under an individual agreement with the Bank. The Change in Control Severance Benefit also will not be paid to any employee who, in connection with an agreement between the Bank and another employer under which the other employer will perform work previously performed by the Bank, receives an offer of similar, ongoing employment from the other employer whereby the employee need not experience any material period of unemployment.

                  For purposes of determining whether an employee is entitled to a Change in Control Severance Benefit, a "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                                                                               6
                                                          Senior Vice Presidents
                                                           Salary Grades 22 - 25

         (I) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 35% or more of the combined voting power of the Company's then outstanding securities; or

         (II) the following individuals cease for any reason to constitute a majority of the number of directors then serving as directors of the
         Company: individuals who, on July 24, 1997, constitute the Board of Directors of the Company and any new director (other than a director whose initial assumption of office is in connection with the settlement of an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors of the Company or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on July 24, 1997 or whose appointment, election or nomination for election was previously so approved or recommended; or

         (III) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or entity, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any Parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 65% of the combined voting power of the securities of the Company, such surviving entity or any Parent thereof outstanding immediately after such merger or consolidation or
         (ii) a merger or consolidation effected solely to implement a recapitalization of the Company or the Savings Bank (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company or the Savings Bank (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 35% or more of the combined voting power of the Company's or the Savings Bank's then outstanding securities;

         (IV) the stockholders of the Company or the Savings Bank approve a plan of complete liquidation or dissolution of the Company or the Savings Bank, respectively, or there is consummated a sale or disposition by the Company or any of its subsidiaries of any assets which individually or as part of a series of related transactions constitute all or substantially all of the Company's consolidated assets (provided that, for these purposes, a sale of all or substantially all of the voting securities of the Savings Bank or a Parent of the Savings Bank shall be deemed to constitute a sale of substantially all of the Company's consolidated assets), other than any such sale or disposition to an entity at least 65% of the combined voting power

                                                                               7
                                                          Senior Vice Presidents
                                                           Salary Grades 22 - 25

         of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company immediately prior to such sale or disposition; or

         (V) the execution of a binding agreement that if consummated would result in a Change in Control of a type specified in clause (I) or
         (III) above (an "Acquisition Agreement") or of a binding agreement for the sale or disposition of assets that, if consummated, would result in a Change in Control of a type specified in clause (IV) above (an "Asset Sale Agreement") or the adoption by the Board of Directors of the Company or the Savings Bank of a plan of complete liquidation or dissolution of the Company or the Savings Bank that, if consummated, would result in a Change in Control of a type specified in clause (IV) (a "Plan of Liquidation"), provided however, that a Change in Control of the type specified in this clause (V) shall not be deemed to exist or have occurred as a result of the execution of such Acquisition Agreement or Asset Sale Agreement, or the adoption of such a Plan of Liquidation, from and after the Abandonment Date if the employee's employment has not been terminated on or prior to the Abandonment Date. As used in this Section, the term "Abandonment Date" shall mean the date on which (A) an Acquisition Agreement, Asset Sale Agreement or Plan of Liquidation is terminated (pursuant to its terms or otherwise) without having been consummated, (B) the parties to an Acquisition Agreement or Asset Sale Agreement abandon the transactions contemplated thereby, (C) the Savings Bank or the Company abandons a Plan of Liquidation or (D) a court or regulatory body having competent jurisdiction enjoins or issues a cease and desist or stop order with respect to or otherwise prevents the consummation of, or a regulatory body notifies the Savings Bank or the Company that it will not approve, an Acquisition Agreement, Asset Sale Agreement or Plan of Liquidation or the transactions contemplated thereby and such injunction, order or notice has become final and not subject to appeal.

                  As used in connection with the foregoing definition of Change in Control, "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act; "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act; "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time; "Parent" shall mean any entity that becomes the Beneficial Owner of at least 80% of the voting power of the outstanding voting securities of the Company or of an entity that survives any merger or consolidation of the Company or any direct or indirect subsidiary of the Company; and "Person" shall have the meaning given in
Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, an underwriter temporarily holding securities pursuant to an offering of such securities, or a corporation or entity owned, directly or indirectly, by the

                                                                               8
                                                          Senior Vice Presidents
                                                           Salary Grades 22 - 25

stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

OTHER INFORMATION

         PLAN NAME. The official name of the Program is the Severance Pay Program for Employees of Dime Bancorp, Inc. and Participating Subsidiaries.

         TYPE OF PLAN. The Program is a welfare benefit severance pay program.

         PLAN YEAR. The Program's financial records are maintained on a calendar year basis.

         PLAN NUMBER. The Program has been assigned the number: 510.

         PLAN SPONSOR. The Program is sponsored by Dime Bancorp, Inc. (Employer Identification Number: 11-3197414). The Dime Savings Bank of New York, FSB (Employer Identification Number: 11-0685740) is a participating employer under the Program. Their address is 589 Fifth Avenue, New York, New York 10017. A complete list of employers sponsoring the Program is available from the Plan Administrator, upon written request, and is available for examination at the office of the Plan Administrator.

         PLAN ADMINISTRATOR. The Program is administered by the Chief Human Resources Officer of The Dime Savings Bank of New York, FSB or such other employee or officer of the Bank as may be designated by the Benefits Committee of Dime Bancorp, Inc. The mailing address and telephone number of the Plan Administrator is:

                  Chief Human Resources Officer
                  The Dime Savings Bank of New York, FSB
                  589 Fifth Avenue
                  New York, New York 10017
                  (212) 326-6122

         SERVICE OF LEGAL PROCESS. Legal process may be served on the General Counsel of Dime Bancorp, Inc. at the above address. In addition, legal process may be served on the Plan Administrator.

         SOURCE OF PAYMENTS. Payments under the Program are made by each employer sponsoring the Program. Payments under the Program to an employee of the Bank are the responsibility of the last employer sponsoring the Program that employed that employee, provided that the Savings Bank shall be jointly and severally liable for amounts payable under the Program with respect to

                                                                               9
                                                          Senior Vice Presidents
                                                           Salary Grades 22 - 25

terminations of employment by the Company, or by other participating affiliates of the Company while such participating affiliates are subsidiaries of the Company or the Bank.

         EMPLOYMENT RIGHTS NOT IMPLIED. Participation or coverage under the Program does not give anyone the right to be retained in the employ of the Bank, nor does it guarantee anyone the right or claim to any benefit.

         INTERPRETATION AUTHORITY. Notwithstanding anything to the contrary contained herein, the Committee under the Umbrella Trust Agreement among Dime Bancorp, Inc., The Dime Savings Bank of New York, FSB and HSBC Bank USA as Trustee with respect to the Designated Arrangements of The Dime Savings Bank of New York, FSB and Related Entities (the "Umbrella Trust" and the "Umbrella Trust Committee") and the trustee of the Umbrella Trust (the "Trustee") shall have the authority to interpret, on behalf of the Bank, the provisions of this Program, to the extent that interpretive authority is provided to the Umbrella Trust Committee and/or the Trustee, as applicable, under the Umbrella Trust. The decisions of the Umbrella Trust Committee, the Trustee and their delegatee(s) shall govern the Bank's interpretation of this Program and any amendments thereto, notwithstanding any authority otherwise provided to another individual, group of individuals or entity herein, including, but not limited to, the authority to determine the eligibility for, amount, form and timing of payments hereunder.

         AMENDMENT OR TERMINATION OF THE PROGRAM. Except as provided below, the Company. reserves the right to amend, suspend or terminate the Program at any time through the action of its Board of Directors, the Compensation Committee of its Board of Directors, or of its Benefits Committee, or through action of any duly appointed delegatee of such Board of Directors, Compensation Committee or Benefits Committee. In addition, except as provided below, each participating employer reserves the right to amend, suspend or terminate the Program and its terms, to the extent they apply to such participating employer, at any time, through the action of its Board of Directors, Compensation Committee of its Board of Directors, or Benefits Committee or other duly authorized delegatee of its Board of Directors, Compensation Committee or Benefits Committee. Notwithstanding the foregoing, in the event of a Change in Control or an Irrevocable Election (as defined in the Umbrella Trust) occurring on or after May 18, 2000 and prior to January 1, 2002, the Program may not be amended prior to January 1, 2002 to reduce or eliminate any benefits that would be provided hereunder pursuant to the terms of the Program as amended effective May 18, 2000. Notwithstanding the foregoing, the provisions of the Program relating to periods after an Irrevocable Election shall no longer apply in the event the Irrevocable Election is revoked or canceled pursuant to the terms of the Umbrella Trust, and the provisions of the Program in effect prior to an Irrevocable Election shall again apply unless and to the extent that, prior to the revocation or cancellation of such Irrevocable Election, another Irrevocable Election or a Change in Control has occurred, with respect to which Plan provisions relating thereto will continue to separately apply.

                                                                              10
                                                          Senior Vice Presidents
                                                           Salary Grades 22 - 25

The terms "Change in Control" and "Irrevocable Election" shall have the same meaning as set forth in the Umbrella Trust.

         CLAIMS PROCEDURES. The Bank determines the right of any person to a benefit under the Program. However, failure to execute any forms required or to furnish information requested by the Plan Administrator within a reasonable period of time may result in delay or a loss of payments. In all events, eligibility for benefits under the Program is determined in the discretion of the Bank.

                  If you do not receive a benefit to which you believe you are entitled, you may file a written claim with the Plan Administrator. Your claim will be processed within 90 days (in special circumstances this period may be extended by written notice to you). If your claim is wholly or partially denied, you will receive a written explanation of the reason for the denial, and a request for whatever additional information that may be necessary to consider the claim further.

                  If you do not agree with the decision of the Plan Administrator, you or your authorized representative may review pertinent documents and appeal in writing to the Benefits Committee of Dime Bancorp, Inc. (which can be contacted through the office of the Plan Administrator) within 60 days after you receive the decision. If, within the time frame specified above for claim processing, a notification of acceptance or denial has not been received, you may request a review as if your claim had been denied. The Benefits Committee will review the decision after receiving your appeal request, and will respond to you in writing within 60 days (unless special circumstances require a reasonable extension of the 60-day period) specifying the reason for its decision.

                  Except as provided above with respect to the interpretive authority of the Umbrella Trust Committee and the Trustee, the decision of the Bank, the Plan Administrator and the Benefits Committee, including any discretionary decision, shall be final, binding and conclusive as to any fact or interpretation relating to the Program. After a Change in Control described in any clauses (I)-(IV) of the definition of Change in Control above, or any Irrevocable Election (as defined in the Umbrella Trust) (i) claims for benefits hereunder by a Participant under the Umbrella Trust who was employed by the Company or the Savings Bank prior to such Change in Control or Irrevocable Election, may also be filed with the Trustee, and (ii) claims for benefits hereunder by a Participant under the Umbrella Trust who was employed by a participating affiliate of the Company prior to such Change in Control or Irrevocable Election, may also be filed with the Trustee if the claim relates to a termination of employment while such affiliate was a subsidiary of the Company or the Savings Bank.

         YOUR LEGAL RIGHTS. You have certain rights under the Program that are protected under the Employee Retirement Income Security Act of 1974 ("ERISA"). ERISA provides that you are entitled to:

                                                                              11
                                                          Senior Vice Presidents
                                                           Salary Grades 22 - 25

         (1) Examine, without charge, at the office of the Plan Administrator and at other specified locations, all Program documents, and copies of all documents filed by the Program with the U.S. Department of Labor, such as detailed annual reports and plan descriptions.

         (2) Obtain copies of all Program documents and other Program information upon written request to the plan administrator. The administrator may make a reasonable charge for these copies.

         (3) Receive a summary of the Program's annual financial report. The plan administrator is required by law to furnish each eligible employee with a copy of this summary annual report.

                  In addition to creating rights for participants, ERISA imposes duties upon the individuals who are responsible for the operation of the Program. The individuals who operate the Program, called "fiduciaries" of the Program, have a duty to do so prudently and in the interest of you and other Program participants and beneficiaries. No one, including the Bank or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining your benefit or exercising your rights under ERISA.

                  If your claim for a benefit is denied in whole or in part, you must receive a written explanation of the reason for the denial. You have the right to have the plan review and reconsider your claim. Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request materials from the plan and do not receive them within 30 days, you may file suit in a federal court. In such a case, the court may require the administrator to provide the materials and pay you up to $100 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the administrator. If your claim for a benefit is denied or ignored, in whole or in part, you may file suit in a state or federal court.

                  If it should happen that plan fiduciaries misuse the Program's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous.

                  If you have any questions about the Program, you should contact the Plan Administrator. If you have questions about this statement or about your rights under ERISA, you should contact the nearest office of the Pension and Welfare Benefits Administration, U.S. Department of Labor, listed in your telephone directory or the Division of Technical Assistance and

                                                                              12
                                                          Senior Vice Presidents
                                                           Salary Grades 22 - 25

Inquiries, Pension and Welfare Benefits Administration, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, D.C. 20210.